UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 14, 2013
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9701 Wilshire Blvd., Suite 700 Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On March 14, 2013, Kennedy-Wilson Holdings, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein (the “Underwriters”), relating to the public offering of 9,000,000 newly issued shares of the Company's common stock pursuant to the Company's registration statement on Form S-3 (File No. 333-184752). Pursuant to the Underwriting Agreement, the Company also granted the Underwriters the option, exercisable for 30 days after the date of the Underwriting Agreement, to purchase up to 1,350,000 additional newly issued shares of the Company's common stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1
Underwriting Agreement, dated as of March 14, 2013, between Kennedy-Wilson Holdings, Inc., and, as representatives of the underwriters named therein, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Deutsche Bank Securities Inc. and Morgan Stanley & Co. LLC

5.1	Opinion of Latham & Watkins LLP
23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: March 20, 2013